PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2021
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

6. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	At December 31,	At December 31,
	2020	2021
	$	$
Buildings	533,647	724,940
Leasehold improvements	14,804	32,995
Machinery	1,191,780	1,477,638
Furniture, fixtures and equipment	75,656	86,616
Motor vehicles	7,643	9,833
Land	20,231	31,691
	1,843,761	2,363,713
Accumulated depreciation	(827,601)	(1,019,988)
Impairment	(52,149)	(42,828)
Subtotal	964,011	1,300,897
Construction in process	193,720	100,980
Property, plant and equipment, net	1,157,731	1,401,877

Depreciation expense of property, plant and equipment was $148,034, $197,600 and $266,956 for the years ended December 31, 2019, 2020 and 2021, respectively. Construction in process primarily represents production facilities under construction and the machinery under installation.